UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS I

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: September 30

Date of reporting period: OCTOBER 1, 2015 – SEPTEMBER 30, 2016

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

September 30, 2016

AMG Managers Brandywine Fund: BRWIX

AMG Managers Brandywine Blue Fund: BLUEX

www.amgfunds.com |	AR073-0916

AMG Funds

Annual Report—September 30, 2016

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, PORTFOLIO STATISTICS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Managers Brandywine Fund	4
AMG Managers Brandywine Blue Fund	11

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	17

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	19
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	20
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	21
Detail of changes in assets for the past two fiscal years

Financial Highlights	22
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	24
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	30

TRUSTEES AND OFFICERS	33

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Fund family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Managers Brandywine Fund AMG Managers Brandywine Blue Fund

DEAR FELLOW SHAREHOLDER:

The U.S. Federal Reserve (the Fed) twice confirmed during the September quarter that it was still not yet ready to nudge interest rates any higher after initiating a rate hike for the first time in nearly a decade back in December. The lack of action contributed to otherwise calm conditions, leaving investors upbeat about the stock market.

AMG Managers Brandywine Fund grew 5.08 percent in the three months through September, outpacing gains in the Russell 3000® and Russell 3000® Growth Indexes of 4.40 and 4.92 percent, respectively. AMG Managers Brandywine Blue Fund grew 3.40 percent in the quarter as the S&P 500, Russell 1000® and Russell 1000® Growth Indexes respectively added 3.85, 4.03 and 4.58 percent.

Having emerged from early-year concerns about oil prices and global growth, investors carried a mellow mood into the June quarter that, save for a few days of volatility following the vote, persisted through Brexit. Then economic data released during the September quarter were solid enough to rebut fears of a recession without, as it turned out, spurring the Fed into action.

A pattern of orderly optimism developed as the situation unfolded. From the first time on July 8 to the second time on September 9, the S&P 500 Index spent two months — a total of 43 trading days — without a daily move of 1 percent or more during the September quarter.

Brandywine’s technology holdings, which represented the Fund’s largest portfolio position, contributed the most to the Fund’s September-quarter return. While the technology sector was also strong within the Russell 3000® Growth Index, the Fund’s technology holdings outperformed the sector overall, resulting in a material contribution to performance relative to the benchmark.

Communications equipment makers Arris International and Ciena Corp. (both held by Brandywine only) were among the sector’s strongest performers. Arris and Ciena, which both make equipment that’s in demand among telecommunications and cable companies currently in the midst of major broadband infrastructure projects, grew June-quarter earnings 58 and 14 percent, respectively, exceeding the consensus estimate in each instance.

Semiconductor-related holdings played an equally strong role in the technology sector’s contribution. Cirrus Logic (Brandywine only), which makes circuits used to facilitate audio functionality in handsets, and Applied Materials (both Funds), which makes semiconductor manufacturing equipment, both topped earnings estimates in their most recently reported quarters.

Brandywine held just three energy companies during the September quarter, so the sector’s contribution to total return wasn’t as pronounced as technology’s influence. Still, one holding, Chesapeake Energy Corp. (Brandywine only), was a significant standout, helping make the energy sector the most substantial influence on performance versus the Russell 3000® Growth Index. Investors applauded the natural gas and oil producer for raising 2016 production guidance while leaving its capital spending plans within the company’s previously stated range.

Consumer discretionary holdings represented Brandywine’s second largest portfolio position. While their influence on absolute performance was close to neutral, consumer discretionary holdings were the most prominent negative influence on results relative to the benchmark.

Makers of apparel, shoes and luxury goods weighed on results. The impact of a promotional sales environment was a common theme for notable detractors Coach (both Funds) and Skechers USA (Brandywine only). Coach topped June-quarter expectations with 45 percent earnings growth, but its shares declined on details about how fiscal 2017 might be impacted by the company’s efforts to elevate its brand by shrinking its North American wholesale footprint and reducing promotional allowances. Skechers, forced to compete with a distributor’s liquidation of excess athletic footwear inventory, fell short of June-quarter estimates.

Industrial holdings accounted for a solid share of Brandywine’s positive absolute return, but the sector ranked just behind consumer discretionary in terms of detracting from performance versus the Russell 3000® Growth Index. Hertz Global Holdings (Brandywine only) topped June-quarter expectations, but declined on what we believe should prove to be a fleeting concern. Its competitor, Avis, told investors at a conference late in the September quarter that the company’s European rental car activity was not as good as hoped in August. That doesn’t seem to be news to Hertz, which we believe allowed for such a possibility in its existing guidance.

Brandywine Blue’s experience was very similar to Brandywine’s, but the Fund finished behind its benchmark, the Russell 1000® Growth Index, due to a couple key differences.

Like Brandywine, Brandywine Blue’s largest commitment, the technology sector, contributed the most to absolute results. In this case, however, technology detracted from performance relative to the benchmark. Performance between the Fund’s technology holdings and the sector within the index was nearly even, but Brandywine Blue carried a little less exposure to the sector at a time when technology outperformed.

Consumer discretionary holdings delivered flat performance, but detracted the most from comparisons with the benchmark. Dollar Tree (both Funds) and Nike (Brandywine Blue only) weighed on the Brandywine Blue’s results from the sector.

Top Brandywine Blue contributors included Amazon, FleetCor Technologies and Charter Communications (all held by both Funds).

For more information on the companies that influenced September-quarter performance, please see Roses & Thorns on page 7 for Brandywine and page 14 for Brandywine Blue.

We’re thrilled to be invested alongside you in the AMG Managers Brandywine Funds. Your entire Friess team joins me in sending best wishes.

Scott Gates

Chief Investment Officer

Friess Associates, LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2016	Expense Ratio for the Period	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Expenses Paid During the Period*
AMG Managers Brandywine Fund
Based on Actual Fund Return	1.11%	$1,000	$1,094	$5.81
Hypothetical (5% return before expenses)	1.11%	$1,000	$1,019	$5.60
AMG Managers Brandywine Blue Fund
Based on Actual Fund Return	1.19%	$1,000	$1,060	$6.13
Hypothetical (5% return before expenses)	1.19%	$1,000	$1,019	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

AMG Managers Brandywine Fund

Portfolio Manager’s Comments (unaudited)

The fiscal year began in the wake of the worst quarter for stocks in four years. Concerns about the global economic implications of slowing growth in China brought the U.S. equity market’s third-longest period without a correction to an end in the late summer of 2015. But negative sentiment didn’t linger. October, the first month in the fiscal year through September, was the strongest month for stocks in four years.

The pattern repeated itself more than once during the course of the fiscal year, with stocks moving higher until being derailed by events that appeared to put the long-running bull market at risk. In the end, positive attitudes prevailed. AMG Managers Brandywine Fund grew 8.34 percent in the 12 months through September 30, 2016.

The first quarter of the fiscal year, the three months through December 2015, was generally positive. The most anticipated event of the period, the U.S. Federal Reserve’s (the Fed’s) first move to raise interest rates in nearly a decade, injected some volatility into the final weeks of the quarter, but it didn’t prevent stocks from gaining ground.

The Fund generated positive returns in seven of the nine economic sectors represented in its portfolio during the December quarter. Standout performers included Activision Blizzard, Amazon and Facebook. Companies from the consumer discretionary sector, including Dick’s Sporting Goods, G-III Apparel Group and Steven Madden, detracted the most from performance versus the Fund’s benchmark, the Russell 3000® Growth Index.

Oil prices fell steadily throughout the period, reaching a 2015 low on December 22. The energy sector was the benchmark’s poorest performing sector, but the Fund maintained minimal exposure to energy companies due to unfavorable earnings trends.

Oil’s decline continued into March quarter of 2016, contributing to the worst start of a calendar year for the stock market on record. Major market indexes retreated back into correction territory on renewed concerns about China, financial strain among energy companies and a growing debate about whether the depth of oil’s fall indicated a domestic recession.

The market’s perceived headwinds abruptly subsided. Chinese officials struck a stimulative stance in the face of uncertainty. The Fed signaled that it was likely to delay expected interest rate increases in deference to the environment. Oil recovered as weekly data showed that domestic drilling’s contribution to supply was in persistent decline with more and more U.S. oil rigs becoming inactive each week.

The Fund regained most of the ground it lost earlier in the period, but the Fund still finished with a modest March-quarter decline. Technology holdings, which comprised the Fund’s largest position, detracted the most from performance. Palo Alto Networks and Synchronoss Technologies were notable detractors. Health care holdings, led by UnitedHealth Group, contributed the most to relative results.

Stocks enjoyed a largely carefree spring prior to June, when a majority of U.K. citizens voted to end its nation’s participation in the European Union. Although volatility spiked, reaction to the outcome of the vote didn’t deny stocks positive progress in the June quarter. All eight economic sectors represented in the Fund’s portfolio generated positive returns.

Holdings from the industrial sector, including Zillow, KAR Auction Services and Dycom Industries, contributed the most to performance versus the benchmark in the three months through June. Online travel company Priceline, which derives more than half of its revenue from Europe, declined after the Brexit vote. Other detractors included Infinera and LendingTree.

The Fed didn’t initiate subsequent interest rate increases in the months that followed its December move. Positive sentiment carried into the September quarter as that trend continued. Technology holdings, which represented the largest portfolio position, contributed the most to performance. Cirrus Logic, Arris International and Ciena Corp. were top performers. The consumer discretionary sector detracted the most from performance due in part to weakness in Dollar Tree, Genesco and Coach.

Over the entire fiscal year, the Fund benefited the most relative to the benchmark from outperformance among health care holdings. The Fund’s limited exposure to the energy sector was also a notable relative performance contributor. Consumer discretionary and technology holdings, which tended to lag at times of heightened economic concern, weighed most on performance versus the benchmark.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2016 and is not intended as a forecast or guarantee of future results.

AMG Managers Brandywine Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Brandywine Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers Brandywine Fund on September 30, 2006, to a $10,000 investment made in the Russell 3000® Growth Index, Russell 3000® Index and S&P 500 Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

The table below shows the average annual total returns for the AMG Managers Brandywine Fund and the Russell 3000® Growth Index, Russell 3000® Index and S&P 500 Index for the same time periods ended September 30, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Brandywine Fund[2,3,4,5]	8.34%	11.85%	2.98%
Russell 3000® Growth Index[6]	13.64%	16.56%	8.80%
Russell 3000® Index[7]	14.96%	16.36%	7.37%
S&P 500 Index[8]	15.43%	16.37%	7.24%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2016. All returns are in U.S. dollars ($).
[2]	The Fund inception dates and returns for all periods prior to October 1, 2013, reflect performance of the Predecessor Fund, Brandywine Fund, Inc., and was managed by Friess Associates, LLC with the same investment objective and substantially similar investment policies.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[5]	The Fund is subject to risks associated with investments in small- and mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[6]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment and does not incur expenses.
[7]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment and does not incur expenses.
[8]	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group Companies.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Brandywine Fund

Fund Snapshots (unaudited)

September 30, 2016

PORTFOLIO BREAKDOWN

Industry (Top Ten)	AMG Managers Brandywine Fund*	Russell 3000® Growth Index	Russell 3000® Index	S&P 500 Index
Semiconductors	6.1%	3.0%	3.1%	3.3%
Data Processing & Outsourced Services	6.1%	0.6%	0.4%	0.3%
Internet Retail	5.4%	4.2%	2.1%	2.5%
Internet Software & Services	4.8%	8.0%	4.2%	4.6%
Communications Equipment	4.6%	0.4%	1.2%	1.1%
Home Entertainment Software	4.6%	4.8%	2.9%	2.9%
Oil & Gas Exploration & Production	4.3%	0.7%	5.6%	6.2%
Construction & Engineering	4.1%	0.1%	0.2%	0.1%
Application Software	3.9%	7.3%	4.4%	4.4%
Diversified Support Services	3.8%	0.2%	0.2%	0.0%
Other Common Stock	48.9%	70.7%	75.7%	74.6%
Cash & Cash Equivalent†	3.4%	0.0%	0.0%	0.0%

*	As a percentage of net assets.
†	Includes Other Assets and Liabilities.

PORTFOLIO MARKET CAPITALIZATION

TOP TEN HOLDINGS

Security Name	% of Net Assets	% Change from Book Cost
Electronic Arts, Inc.**	2.5%	17.8%
Facebook, Inc., Class A**	2.3%	90.7%
VCA, Inc.**	2.3%	37.0%
Amazon.com, Inc.**	2.2%	98.7%
KAR Auction Services, Inc.**	2.2%	37.5%
Broadcom, Ltd.**	2.2%	107.6%
Chesapeake Energy Corp.	2.1%	42.4%
Visa, Inc., Class A	2.1%	13.0%
Activision Blizzard, Inc.	2.1%	25.5%
Alphabet, Inc., Class A	2.1%	16.9%

Top Ten as a Group	22.1%

**	Also Top Ten Holding as of June 30, 2016.

ESTIMATED EARNINGS GROWTH RATE

OF THE FUND’S INVESTMENTS

Forecasted Increase in Earnings Per Share 2016 vs 2015

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Brandywine Fund

Roses and Thorns (unaudited)

Quarter Ending September 30, 2016

$ Gain (in millions)	% Gain	Biggest $ Winners	Reason for Move

$ 4.6	42.4%

Chesapeake Energy Corp. (CHK)

The natural gas and oil producer’s shares gained in the quarter as Chesapeake raised 2016 production guidance while keeping capital expenditures unchanged. The company also increased its asset divestiture guidance by $550 million in order to reduce balance sheet leverage.

$ 4.5	40.4%

Cirrus Logic Inc. (CRUS)

The integrated circuits maker reported June-quarter earnings of $0.44 per share, topping the consensus estimate by 57 percent. Better-than-expected audio product sales drove 8 percent sequential revenue growth. Cirrus Logic raised September-quarter revenue guidance due to strength in audio product sales.

$ 3.5	35.2%

ARRIS International PLC (ARRS)

The entertainment and communications technology company grew June-quarter earnings 58 percent, beating consensus expectations. Broadband equipment demand and updated video offerings drove a 38 percent revenue increase. ARRIS reduced product costs, resulting in better-than-expected profit margins.

$ 2.8	12.3%

Amazon.com Inc. (AMZN)

The online retailer reported June-quarter earnings of $1.78 per share, up from $0.19 in the year-ago period and ahead of the consensus estimate by 60 percent. The company’s 31 percent revenue growth in the period also exceeded expectations. Gains were broad-based, with strength in its North American, international and web services segments.

$ 2.5	33.2%

MasTec Inc. (MTZ)

The infrastructure construction company reported June-quarter earnings of $0.36, up from $0.10 in the year-ago period and ahead of the consensus estimate by 57 percent. MasTec’s revenue increased 15 percent, with its communications business generating the greatest growth. The company raised 2016 and 2017 earnings guidance in response to the better-than-expected results.

$ Loss (in millions)	% Loss	Biggest $ Losers	Reason for Move

$ 2.4	22.4%

The Hain Celestial Group Inc. (HAIN)

The natural food and personal care product maker announced that it would delay reporting June-quarter results due to an audit committee review of concessions granted to certain distributors in the United States. The accounting issue created uncertainty, so we sold Hain to fund a new holding with greater earnings visibility.

$ 1.9	16.3%

Dollar Tree Inc. (DLTR)

The discount retail merchandiser grew July-quarter earnings 189 percent. Shares traded lower after a competitor reported weak store traffic. We expect continued earnings growth as the benefits from Dollar Tree’s Family Dollar store acquisition begin to be realized.

$ 1.3	12.3%

Coach Inc. (COH)

The luxury goods retailer grew June-quarter earnings 45 percent, beating the consensus estimate. Coach reported North American same-store sales growth for the first time in two years. Shares came under pressure after the company reported that increased promotional activity negatively impacted merchandise profit margins.

$ 1.3	20.2%

Genesco Inc. (GCO)

The retailer and wholesaler of footwear, apparel and accessories reported July-quarter earnings of $0.34 per share, beating the consensus estimate by $0.07. Shares traded lower due to back-to-school sales trends for the company’s fashion and footwear brands. We sold Genesco to fund a new opportunity.

$ 1.2	18.2%

Skechers USA Inc (SKX)

The lifestyle and performance footwear company lost ground in the June quarter as earnings and revenue came in below expectations. Heavy liquidation of excess athletic footwear inventory at a large distributor put pressure on the market. We sold Skechers to fund a new opportunity.

All gains/losses are calculated on an average cost basis from June 30, 2016 through September 30, 2016.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2016 and is not intended as a forecast or guarantee of future results.

AMG Managers Brandywine Fund

Schedule of Portfolio Investments

September 30, 2016

Shares		Cost	Value
Common Stocks - 96.6%
Consumer Discretionary
	Apparel Retail - 1.5%
146,565	The TJX Cos., Inc.	$ 11,593,932	$ 10,960,131
	Apparel, Accessories & Luxury Goods - 1.8%
23,213	Coach, Inc.	935,869	848,667
40,446	Columbia Sportswear Co.	2,273,590	2,294,906
117,438	Oxford Industries, Inc.	6,944,826	7,950,553
231,675	Sequential Brands Group, Inc.*,[1]	1,999,359	1,853,400
	Cable & Satellite - 1.6%
43,065	Charter Communications, Inc., Class A*	10,062,801	11,626,258
	Footwear - 1.4%
440,265	Wolverine World Wide, Inc.	10,774,372	10,139,303
	General Merchandise Stores - 1.4%
121,700	Dollar Tree, Inc.*	9,723,281	9,605,781
	Home Furnishing Retail - 0.4%
202,740	At Home Group, Inc.*	3,102,558	3,071,511
	Homebuilding - 0.2%
15,460	Cavco Industries, Inc.*	1,536,935	1,531,313
	Internet Retail - 5.4%
19,273	Amazon.com, Inc.*	8,122,759	16,137,476
115,897	Netflix, Inc.*	12,365,391	11,421,649
7,785	The Priceline Group, Inc.*	11,070,083	11,455,550
	Leisure Products - 1.2%
213,305	Vista Outdoor, Inc.*	8,451,041	8,502,337
	Movies & Entertainment - 1.5%
394,615	Live Nation Entertainment, Inc.*	10,056,140	10,844,020
	Specialty Stores - 1.1%
138,315	Dick’s Sporting Goods, Inc.	5,668,439	7,845,227

Total Consumer Discretionary		114,681,376	126,088,082
	This sector is 9.9% above your Fund’s cost.

Consumer Staples
	Household Products - 1.1%
314,360	Central Garden and Pet Co., Class A*	7,357,911	7,796,128
	Packaged Foods & Meats - 2.6%
231,800	B&G Foods, Inc.	10,302,511	11,399,924
17,060	Calavo Growers, Inc.	855,811	1,116,236
123,925	Pinnacle Foods, Inc.	5,250,193	6,217,317

Total Consumer Staples		23,766,426	26,529,605
	This sector is 11.6% above your Fund’s cost.

Shares		Cost	Value
Energy
	Oil & Gas Exploration & Production - 4.3%
405,755	Callon Petroleum Co.*	$ 6,024,318	$ 6,370,353
2,460,585	Chesapeake Energy Corp.*,[1]	10,830,885	15,427,868
288,020	Parsley Energy, Inc., Class A*	9,581,604	9,651,550

Total Energy		26,436,807	31,449,771
	This sector is 19.0% above your Fund’s cost.

Financials
	Property & Casualty Insurance - 3.0%
205,090	The Allstate Corp.	12,117,849	14,188,126
212,713	FNF Group	6,996,363	7,851,237
	Specialized Finance - 1.6%
108,725	CME Group, Inc.	10,215,168	11,363,937

Total Financials		29,329,380	33,403,300
	This sector is 13.9% above your Fund’s cost.

Health Care
	Health Care Equipment - 3.1%
491,410	Boston Scientific Corp.*	8,619,531	11,695,558
125,370	Medtronic PLC	10,799,920	10,831,968
	Health Care Facilities - 2.3%
233,460	VCA, Inc.*	11,924,132	16,337,531
	Health Care Technology - 0.9%
268,640	Evolent Health, Inc., Class A*	6,044,400	6,613,917
	Life Sciences Tools & Services - 2.6%
223,835	Medpace Holdings, Inc.*	6,140,753	6,683,713
74,950	Thermo Fisher Scientific, Inc.	9,754,872	11,921,547
	Managed Health Care - 1.8%
91,780	UnitedHealth Group, Inc.	7,086,243	12,849,200
	Pharmaceuticals - 1.4%
303,990	Pfizer, Inc.	10,713,295	10,296,141

Total Health Care		71,083,146	87,229,575
	This sector is 22.7% above your Fund’s cost.
Industrials
	Building Products - 1.8%
80,415	Apogee Enterprises, Inc.	3,902,840	3,593,746
58,645	Lennox International, Inc.	8,002,489	9,209,024
	Construction & Engineering - 4.1%
240,470	Comfort Systems USA, Inc.	6,847,286	7,048,176
155,105	Dycom Industries, Inc.*	12,158,446	12,684,487
334,600	MasTec, Inc.*	7,189,551	9,951,004
	Construction Machinery & Heavy Trucks - 1.1%
127,278	Astec Industries, Inc.	7,447,813	7,620,134
	Diversified Support Services - 3.8%
284,095	Healthcare Services Group, Inc.	11,035,303	11,244,480

The accompanying notes are an integral part of these financial statements.

AMG Managers Brandywine Fund

Schedule of Portfolio Investments (continued)

Shares		Cost	Value
Industrials (continued)
	Diversified Support Services - 3.8% (continued)
371,670	KAR Auction Services, Inc.	$ 11,670,515	$ 16,041,277
	Industrial Conglomerates - 1.4%
98,940	Carlisle Cos., Inc.	10,278,979	10,148,276
	Office Services & Supplies - 0.2%
191,599	ACCO Brands Corp.*	1,925,635	1,847,014
	Railroads - 1.3%
104,815	Kansas City Southern	10,207,797	9,781,336
	Trading Companies & Distributors - 3.3%
267,895	Beacon Roofing Supply, Inc.*	10,400,242	11,270,343
412,480	BMC Stock Holdings, Inc.*	7,252,630	7,313,270
224,050	GMS, Inc.*	4,926,353	4,980,631
	Trucking - 1.3%
228,083	Hertz Global Holdings, Inc.*	10,165,573	9,159,813

Total Industrials		123,411,452	131,893,011
	This sector is 6.9% above your Fund’s cost.
Information Technology
	Application Software - 3.9%
346,485	Atlassian Corp. PLC, Class A*	9,024,423	10,384,155
177,065	Guidewire Software, Inc.*	9,065,257	10,620,359
174,470	Synchronoss Technologies, Inc.*	7,388,679	7,184,675
	Communications Equipment - 4.6%
474,930	ARRIS International PLC*	10,536,602	13,454,767
588,921	Ciena Corp.*	11,316,473	12,838,478
814,550	Oclaro, Inc.*	7,096,411	6,964,402
	Data Processing & Outsourced Services - 6.1%
273,930	Black Knight Financial Services, Inc., Class A*,[1]	7,101,249	11,203,737
74,135	FleetCor Technologies, Inc.*	11,106,330	12,879,474
153,456	Sabre Corp.	3,647,641	4,324,390
183,705	Visa, Inc., Class A	13,439,444	15,192,404
	Home Entertainment Software - 4.6%
336,640	Activision Blizzard, Inc.	11,884,970	14,913,152
212,600	Electronic Arts, Inc.*	15,407,266	18,156,040
	Internet Software & Services - 4.8%
18,538	Alphabet, Inc., Class A*	12,747,927	14,905,664
128,454	Facebook, Inc., Class A*	8,640,531	16,476,795
101,630	The Trade Desk, Inc., Class A*,[1]	1,987,295	2,968,612
	Semiconductor Equipment - 1.7%
417,265	Applied Materials, Inc.	11,054,579	12,580,540
	Semiconductors - 6.1%
1,656,860	Advanced Micro Devices, Inc.*	10,060,568	11,448,903
92,705	Broadcom, Ltd.	7,705,752	15,993,467
173,472	Cirrus Logic, Inc.*	6,199,140	9,220,037
144,935	Silicon Motion Technology Corp., ADR	7,405,367	7,506,184

Shares		Cost	Value
	Technology Hardware, Storage & Peripherals - 0.2%
177,255	Nimble Storage, Inc.*,[1]	$ 1,621,044	$ 1,565,162
Total Information Technology		184,436,948	230,781,397
	This sector is 25.1% above your Fund’s cost.

Materials
	Forest Products - 1.0%
269,215	Boise Cascade Co.*	6,818,910	6,838,061
	Steel - 0.4%
123,175	Steel Dynamics, Inc.	2,974,873	3,078,143

Total Materials		9,793,783	9,916,204
	This sector is 1.2% above your Fund’s cost.
Real Estate
	Specialized REITs - 1.5%
93,365	American Tower Corp.	9,153,878	10,581,055
	This sector is 15.6% above your Fund’s cost.

Telecommunication Services
	Alternative Carriers - 1.2%
1,276,615	Vonage Holdings Corp.*	7,592,840	8,438,425
	This sector is 11.1% above your Fund’s cost.

Total Common Stocks		599,686,036	696,310,425

Principal Amount
Short-Term Investments - 4.3%
Commercial Paper - 2.6%
$ 5,600,000	Autonation, Inc., 0.95%, 10/03/16[2]	5,599,704	5,600,000
12,805,000	Centerpoint Energy, 0.56%, 10/03/16[2]	12,804,602	12,805,000

Total Commercial Paper		18,404,306	18,405,000
Repurchase Agreements - 0.9%[3]
2,288,533	Cantor Fitzgerald Securities, Inc., dated 09/30/16, due 10/03/16, 0.540% total to be received $2,288,636 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 11/01/16 - 08/20/66, totaling $2,334,304)	2,288,533	2,288,533
1,458,867	Daiwa Capital Markets America, dated 09/30/16, due 10/03/16, 0.520% total to be received $1,458,930 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 10/13/16 - 09/09/49, totaling $1,488,044)	1,458,867	1,458,867

The accompanying notes are an integral part of these financial statements.

AMG Managers Brandywine Fund

Schedule of Portfolio Investments (continued)

Principal Amount		Cost	Value
$ 44,491

Merrill Lynch Pierce Fenner & Smith Inc., dated 09/30/16, due 10/03/16, 0.500% total to be received $44,493 (collateralized by various U.S. Government Agency Obligations, 2.140% - 6.000%, 03/01/26 - 09/01/46, totaling $45,381)

		$ 44,491	$ 44,491
2,350,500	State of Wisconsin Investment Board, dated 09/30/16, due 10/03/16, 0.600% total to be received $2,350,618 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.375%, 04/15/18 - 09/09/49, totaling $2,397,622)	2,350,500	2,350,500

Total Repurchase Agreements		6,142,391	6,142,391

Shares		Cost	Value
Other Investment Companies - 0.8%[4]
6,116,877	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.30%	$ 6,116,877	$6,116,877

Total Short-Term Investments		30,663,574	30,664,268

Total Investments - 100.9%		630,349,610	726,974,693

Other Assets, less Liabilities - (0.9)%			(6,208,344)

Total Net Assets - 100.0%			$720,766,349

The accompanying notes are an integral part of these financial statements.

AMG Managers Brandywine Blue Fund

Portfolio Manager’s Comments (unaudited)

AMG Managers Brandywine Blue Fund employs an investment strategy that relies on bottom-up research to identify companies with above-average earnings growth potential. This strategy is designed to capitalize on the long-running relationship between earnings performance and stock prices.

While the Fund’s approach was effective in delivering a positive fiscal year return, including gains in three of the year’s four quarters, the 12 months through September also included periods in which macro-level issues overshadowed individual-company fundamentals as the primary influence on stocks. The Fund grew 8.86 percent in its fiscal year ended September 30, 2016.

The first quarter of the fiscal year, the December quarter of 2015, began overtly positive after the U.S. Federal Reserve (the Fed) at its September meeting delayed a highly-anticipated interest rate increase due to heightened economic uncertainty related to China. While the period remained generally positive throughout, volatility and caution rose later in the period. The Fed initiated a modest interest rate increase — its first in nearly 10 years — in mid-December.

The Fund’s exposure to the energy sector was limited in the December quarter due to unfavorable earnings trends. That worked in the Fund’s favor relative to the Russell 1000® Growth Index, as energy shares slid amid a precipitous fall in the price of oil. The Fund also benefited from a varied group of holdings, including Amazon, Facebook and Activision Blizzard. All sectors generated positive absolute returns, but consumer discretionary and technology holdings detracted from relative results as investors questioned the state of the economy. Target Corp., VF Corp., Akamai Technologies and Fortinet were notable detractors.

Continued decline in the price of oil fostered a negative tone to the start of the March quarter of 2016. Most indexes retreated into correction territory by mid-February, before a series of encouraging data points reversed the market’s mood. One of the biggest concerns — elevated oil supply and what it might signal about the global economy — began to subside amid evidence that North American drillers were idling production.

Although the benchmark managed a slight gain for the March quarter, the Fund finished the period with a modest decline. Again, holdings from sectors perceived to be economically sensitive — technology and consumer discretionary — detracted from relative results. Splunk, Palo Alto Networks, Priceline Group and Netflix detracted from performance. UnitedHealth Group helped make the health care sector the top contributor. Norwegian Cruise Lines Holdings and Newell Rubbermaid aided results as well.

Relative results improved in the June quarter, when individual-company fundamentals appeared to hold more sway with investors than the latest macro-level scare. Both the Fund and its benchmark gained ground in the three months through June despite U.K. citizens voting in June to withdraw from the European Union in what was informally referred to as “Brexit.”

Technology holdings, including game makers Activision Blizzard and Electronic Arts, led the Fund’s June-quarter performance. Marsh & McLennan and American Tower Corp. helped make the financial sector a significant positive force. While no one sector stood out as a material negative influence on relative results, individual holdings such as Fitbit, Synchrony Financial, Delta Air Lines and Allergan detracted from performance.

In the wake of Brexit, the Fed adjourned two scheduled Open Market Committee meetings without additional action on interest rates, contributing to a generally positive September-quarter environment. Technology holdings generated the strongest absolute return, though the sector was a modest drag on performance versus the benchmark. Consumer discretionary holdings also underperformed the sector within the index. The consumer staples and health care sectors provided the most pronounced relative contribution.

Over the course of the full fiscal year, the Fund was most accomplished in selecting health care companies, with Boston Scientific, Thermo Fisher Scientific and UnitedHealth Group among the sector’s best performers. The financial sector, where Marsh & McLennan Cos. and Allstate Corp. were standouts, was also an area of relative strength.

Although they were a positive influence on absolute return, consumer discretionary holdings, which comprised the Fund’s largest portfolio position, on average over the course of the fiscal year, weighed the most on performance relative to the benchmark. Priceline Group, Dick’s Sporting Goods and Nike were notable detractors. Technology holdings also contributed to absolute return, but they were the next most significant negative influence on relative results. Palo Alto Networks and Fortinet were among the sector’s biggest detractors.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2016 and is not intended as a forecast or guarantee of future results.

AMG Managers Brandywine Blue Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Brandywine Blue Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Brandywine Blue Fund on September 30, 2006 to a $10,000 investment made in the Russell 1000® Growth Index, Russell 1000® Index and S&P 500 Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

The table below shows the average annual total returns for the AMG Managers Brandywine Blue Fund and the Russell 1000® Growth Index, Russell 1000® Index and S&P 500 Index for the same time periods ended September 30, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Brandywine Blue Fund[2,3,4]	8.86%	11.44%	3.17%
Russell 1000® Growth Index[5]	13.76%	16.60%	8.85%
Russell 1000® Index[6]	14.93%	16.41%	7.40%
S&P 500 Index[7]	15.43%	16.37%	7.24%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions.
Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2016. All returns are in U.S. dollars ($).

[2]	The Fund inception dates and returns for all periods prior to October 1, 2013, reflect performance of the predecessor Fund, Brandywine Blue Fund, and was managed by Friess Associates, LLC with the same investment objective and substantially similar investment policies.
[3]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[5]	The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.
[6]	The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment and does not incur expenses.
[7]	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group Companies.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Brandywine Blue Fund

Fund Snapshots (unaudited)

September 30, 2016

PORTFOLIO BREAKDOWN

Industry (Top Ten)	AMG Managers Brandywine Blue Fund*	Russell 1000® Growth Index	Russell 1000® Index	S&P 500 Index
Data Processing & Outsourced Services	9.7%	0.5%	0.3%	0.3%
Semiconductors	8.4%	2.9%	3.1%	3.3%
Internet Retail	7.2%	4.4%	2.3%	2.5%
Internet Software & Services	6.3%	8.2%	4.3%	4.6%
Home Entertainment Software	5.3%	5.1%	3.0%	2.9%
Property & Casualty Insurance	5.0%	0.8%	2.9%	2.6%
Diversified Support Services	4.1%	0.1%	0.1%	0.1%
Health Care Equipment	4.0%	2.8%	2.8%	2.8%
Insurance Brokers	3.3%	0.0%	1.4%	1.5%
Household Products	2.9%	0.8%	1.8%	2.0%
Other Common Stock	37.4%	74.4%	78.0%	77.4%
Cash & Cash Equivalent†	6.4%	0.0%	0.0%	0.0%

*	As a percentage of net assets.
†	Includes Other Assets and Liabilities.

PORTFOLIO MARKET CAPITALIZATION

TOP TEN HOLDINGS

Security Name	%of Net Assets	%Change from Book Cost
Facebook, Inc., Class A	3.4%	57.4%
Marsh & McLennan Cos., Inc.**	3.3	107.6
Electronic Arts, Inc.**	3.1	19.8
Church & Dwight Co., Inc.**	2.9	25.6
Visa, Inc., Class A**	2.9	13.8
Amazon.com, Inc.**	2.9	93.2
Alphabet, Inc., Class A	2.9	16.8
Charter Communications, Inc., Class A	2.8	15.3
FleetCor Technologies, Inc.	2.7	15.7
The Allstate Corp.**	2.6	17.3

Top Ten as a Group	29.5%

**	Also Top Ten Holding as of June 30, 2016.

ESTIMATED EARNINGS GROWTH RATE OF THE FUND’S INVESTMENTS

Forecasted Increase in Earnings Per Share 2016 vs 2015

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Brandywine Blue Fund

Roses and Thorns (unaudited)

Quarter Ending September 30, 2016

$ Gain (in millions)	% Gain	Biggest $ Winners	Reason for Move

$ 0.8	12.4%

Amazon.com Inc. (AMZN)

The online retailer reported June-quarter earnings of $1.78 per share, up from $0.19 in the year-ago period and ahead of the consensus estimate by 60 percent. The company’s 31 percent revenue growth in the period also exceeded expectations. Gains were broad-based, with strength in its North American, international and web services segments.

$ 0.8	21.4%

FleetCor Technologies Inc. (FLT)

The company, which provides fuel cards to commercial fleets and payment processing services to major gas retailers, among other services, topped the consensus estimate with June-quarter earnings of $1.56 per share. Shares rose as FleetCor approached the closing of its transaction to acquire a Brazilian toll-payment processing company. The company also reported it won Speedway’s commercial fleet card contract, which is expected to benefit 2017 earnings.

$ 0.7	18.1%

Charter Communications Inc. (CHTR)

The broadband communications service provider reported June-quarter earnings of $0.99 per share, exceeding the consensus estimate. Commercial and residential broadband revenue grew 13 and 12 percent, respectively. Shares rose as Charter increased its cost savings estimate related to its combination with Time Warner Cable and Bright House Networks to $800 million from $600 million.

$ 0.6	14.3%

Alphabet Inc. (GOOGL)

The holding company for the Google group of businesses grew June-quarter earnings 20 percent, beating the consensus estimate. YouTube, mobile search and programmatic advertising contributed to 22 percent revenue growth. YouTube benefited from increased video advertising from Google Preferred ads.

$ 0.6	11.4%

Facebook Inc. (FB)

The social networking service and website grew earnings 94 percent in the June quarter, exceeding the consensus estimate. Strength in Instagram ads and Facebook’s video ads were significant contributors to a 59 percent revenue increase. Mobile growth remained robust, representing 84 percent of total ad revenue.

$ Loss (in millions)	% Loss	Biggest $ Losers	Reason for Move

$ 0.6	16.3%

Dollar Tree Inc. (DLTR)

The discount retail merchandiser grew July-quarter earnings 189 percent. Shares traded lower after a competitor reported weak store traffic. We expect continued earnings growth as the benefits from Dollar Tree’s Family Dollar store acquisition begin to be realized.

$ 0.4	11.5%

Coach Inc. (COH)

The luxury goods retailer grew June-quarter earnings 45 percent, beating the consensus estimate. Coach reported North American same-store sales growth for the first time in two years. Shares came under pressure after the company reported that increased promotional activity negatively impacted merchandise profit margins.

$ 0.3	6.9%

Church & Dwight Co. Inc. (CHD)

The household and personal care product maker grew earnings 19 percent in the June quarter, exceeding the consensus estimate. While Church & Dwight raised targets for operating profit margins and earnings, shares still declined because guidance included increased promotional spending.

$ 0.3	8.7%

CBS Corp. (CBS)

The mass media company grew June-quarter earnings 26 percent, beating the consensus estimate. Shares traded lower amid concerns surrounding a potential merger and downside risk to political ad spending. We sold CBS to fund a new opportunity with better earnings visibility.

$ 0.3	9.8%

HD Supply Holdings Inc. (HDS)

The distributor of construction and industrial products grew July-quarter earnings 52 percent. Shares declined when the company announced that its facilities management division supply chain required additional investment. We sold HD Supply to fund a new opportunity.

All gains/losses are calculated on an average cost basis from June 30, 2016 through September 30, 2016.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2016 and is not intended as a forecast or guarantee of future results.

AMG Managers Brandywine Blue Fund

Schedule of Portfolio Investments

September 30, 2016

Shares		Cost	Value
Common Stocks - 93.6%
Consumer Discretionary
	Apparel Retail - 2.5%
52,400	The TJX Cos., Inc.	$4,091,758	$ 3,918,472
	Apparel, Accessories & Luxury Goods - 0.9%
38,505	Coach, Inc.	1,536,312	1,407,743
	Cable & Satellite - 2.8%
16,257	Charter Communications, Inc., Class A*	3,805,749	4,388,902
	General Merchandise Stores - 1.9%
37,705	Dollar Tree, Inc.*	3,014,331	2,976,056
	Homebuilding - 2.5%
133,495	D.R. Horton, Inc.	3,678,054	4,031,549
	Internet Retail - 7.2%
5,378	Amazon.com, Inc.*	2,330,337	4,503,053
38,460	Netflix, Inc.*	4,282,429	3,790,233
2,025	The Priceline Group, Inc.*	2,881,505	2,979,767
	Movies & Entertainment - 2.0%
113,800	Live Nation Entertainment, Inc.*	2,856,379	3,127,224

Total Consumer Discretionary		28,476,854	31,122,999
	This sector is 9.3% above your Fund’s cost.

Consumer Staples
	Household Products - 2.9%
95,920	Church & Dwight Co., Inc.	3,660,833	4,596,486
	This sector is 25.6% above your Fund’s cost.

Energy
	Oil & Gas Exploration & Production - 1.9%
87,000	Parsley Energy, Inc., Class A*	2,905,960	2,915,370
	This sector is 0.3% above your Fund’s cost.

Financials
	Consumer Finance - 2.1%
116,870	Synchrony Financial	3,532,674	3,272,360
	Insurance Brokers - 3.3%
76,965	Marsh & McLennan Cos., Inc.	2,493,019	5,175,896
	Property & Casualty Insurance - 5.0%
58,980	The Allstate Corp.	3,477,183	4,080,236
104,795	FNF Group	3,493,073	3,867,983
	Specialized Finance - 2.0%
30,125	CME Group, Inc.	2,830,126	3,148,665

Total Financials		15,826,075	19,545,140
	This sector is 23.5% above your Fund’s cost.

Shares		Cost	Value
Health Care
	Health Care Equipment - 4.0%
145,450	Boston Scientific Corp.*	$ 2,528,193	$ 3,461,710
32,700	Medtronic PLC	2,780,648	2,825,280
	Life Sciences Tools & Services - 2.1%
20,500	Thermo Fisher Scientific, Inc.	2,685,695	3,260,730
	Managed Health Care - 2.6%
28,800	UnitedHealth Group, Inc.	3,443,316	4,032,000
	Pharmaceuticals - 1.7%
81,600	Pfizer, Inc.	2,875,549	2,763,792

Total Health Care		14,313,401	16,343,512
	This sector is 14.2% above your Fund’s cost.

Industrials
	Building Products - 1.8%
17,600	Lennox International, Inc.	2,421,300	2,763,728
	Diversified Support Services - 4.1%
24,400	Cintas Corp.	2,772,262	2,747,440
86,800	KAR Auction Services, Inc.	3,239,341	3,746,288
	Environmental & Facilities Services - 1.9%
40,000	Waste Connections, Inc.	2,928,012	2,988,000
	Industrial Conglomerates - 2.0%
30,350	Carlisle Cos., Inc.	3,146,453	3,113,000
	Railroads - 2.6%
43,555	Kansas City Southern	4,166,397	4,064,553

Total Industrials		18,673,765	19,423,009
	This sector is 4.0% above your Fund’s cost.

Information Technology
	Data Processing & Outsourced Services - 9.7%
24,400	FleetCor Technologies, Inc.*	3,665,236	4,239,012
102,325	Sabre Corp.	2,676,493	2,883,518
63,500	Vantiv, Inc., Class A*	2,927,454	3,573,145
55,500	Visa, Inc., Class A	4,034,502	4,589,850
	Home Entertainment Software - 5.3%
80,220	Activision Blizzard, Inc.	2,805,129	3,553,746
56,230	Electronic Arts, Inc.*	4,008,803	4,802,042
	Internet Software & Services - 6.3%
5,577	Alphabet, Inc., Class A*	3,840,827	4,484,243
41,650	Facebook, Inc., Class A*	3,394,745	5,342,446
	Semiconductor Equipment - 2.1%
110,600	Applied Materials, Inc.	2,920,532	3,334,590
	Semiconductors - 8.4%
483,730	Advanced Micro Devices, Inc.*	2,950,005	3,342,574
20,865	Broadcom, Ltd.	1,716,293	3,599,630
46,400	NVIDIA Corp.	2,824,172	3,179,328

The accompanying notes are an integral part of these financial statements.

AMG Managers Brandywine Blue Fund

Schedule of Portfolio Investments (continued)

Shares		Cost	Value
Information Technology (continued)
	Semiconductors - 8.4% (continued)
55,000	Xilinx, Inc.	$ 2,827,952	$ 2,988,700

Total Information Technology		40,592,143	49,912,824
	This sector is 23.0% above your Fund’s cost.

Real Estate
	Specialized REITs - 2.0%
27,840	American Tower Corp.	2,629,464	3,155,107
	This sector is 20.0% above your Fund’s cost.

Total Common Stocks		127,078,495	147,014,447

Principal Amount		Cost	Value
Short-Term Investments - 5.0%
Commercial Paper - 4.8%
$7,500,000	Centerpoint Energy, 0.56%, 10/03/16[2]	$ 7,499,767	$ 7,500,000
Other Investment Companies - 0.2%[4]
299,517	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.30%	299,517	299,517

Total Short-Term Investments		7,799,284	7,799,517

Total Investments - 98.6%		$134,877,779	154,813,964

Other Assets, less Liabilities - 1.4%			2,138,786

Total Net Assets - 100.0%			$156,952,750

The accompanying notes are an integral part of these financial statements.

Notes to Schedule of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At September 30, 2016, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Managers Brandywine Fund	$631,295,162	$101,984,712	$(6,305,181)	$95,679,531
AMG Managers Brandywine Blue Fund	135,288,870	21,300,702	(1,775,608)	19,525,094

*	Non-income producing security.
[1]	Some or all of these shares were out on loan to various brokers as of September 30, 2016, amounting to the following:

	Market Value	% of Net Assets
AMG Managers Brandywine Fund	$2,097,202	0.3%

[2]	Represents yield to maturity at September 30, 2016.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the September 30, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following tables summarizes the inputs used to value the Funds’ investments by the fair value hierarchy levels as of September 30, 2016: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Brandywine Fund
Investments in Securities
Common Stocks†	$696,310,425	—	—	$696,310,425
Short-Term Investments
Commercial Paper	—	$18,405,000	—	18,405,000
Repurchase Agreements	—	6,142,391	—	6,142,391
Other Investment Companies	6,116,877	—	—	6,116,877

Total Investments in Securities	$702,427,302	$24,547,391	—	$726,974,693

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Brandywine Blue Fund
Investments in Securities
Common Stocks†	$147,014,447	—	—	$147,014,447
Short-Term Investments
Commercial Paper	—	$7,500,000	—	7,500,000
Other Investment Companies	299,517	—	—	299,517

Total Investments in Securities	$147,313,964	$7,500,000	—	$154,813,964

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of September 30, 2016, the Funds had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Notes to Schedule of Portfolio Investments (continued)

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

REIT: Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

September 30, 2016

	AMG Managers Brandywine Fund	AMG Managers Brandywine Blue Fund
Assets:
Investments at value* (including securities on loan valued at $2,097,202 and $0, respectively)	$726,974,693	$154,813,964
Receivable for investments sold	5,902,336	2,287,421
Dividends, interest and other receivables	744,863	148,489
Receivable for Fund shares sold	1,971	3,764
Prepaid expenses	16,978	11,781
Total assets	733,640,841	157,265,419
Liabilities:
Payable upon return of securities loaned	6,142,391	—
Payable for investments purchased	5,689,037	—
Payable for Fund shares repurchased	266,774	102,432
Accrued expenses:
Investment advisory and management fees	593,148	128,568
Professional fees	50,760	41,201
Shareholder servicing fees	20,189	2,642
Administrative fees	15,142	3,857
Trustees fees and expenses	13,584	2,950
Other	83,467	31,019
Total liabilities	12,874,492	312,669

Net Assets	$720,766,349	$156,952,750
Net Assets Represent:
Paid-in capital	$1,167,581,087	$1,135,428,111
Accumulated net investment loss	(1,637,305)	(172,678)
Accumulated net realized loss from investments	(541,802,516)	(998,238,868)
Net unrealized appreciation of investments	96,625,083	19,936,185
Net Assets	$720,766,349	$156,952,750
Shares outstanding	19,259,913	4,257,095
Net asset value, offering and redemption price per share	$37.42	$36.87
* Investments at cost	$630,349,610	$134,877,779

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended September 30, 2016

	AMG Managers Brandywine Fund	AMG Managers Brandywine Blue Fund
Investment Income:
Dividend income	$5,817,210 [1]	$1,783,915 [1]
Securities lending income	282,586	15,142
Interest income	170,239	61,586
Foreign withholding tax	—	(1,450)
Total investment income	6,270,035	1,859,193
Expenses:
Investment advisory and management fees	7,214,050	1,621,383
Administrative fees	184,281	48,642
Shareholder servicing fees	172,511	99,721
Transfer agent fees	105,583	16,495
Professional fees	103,483	56,438
Reports to shareholders	75,961	47,742
Custodian fees	56,733	13,913
Trustees fees and expenses	52,411	11,424
Registration fees	21,254	19,665
Miscellaneous	23,572	6,651
Total expenses	8,009,839	1,942,074

Net investment loss	(1,739,804)	(82,881)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(9,004,284)	931,856
Net change in unrealized appreciation (depreciation) of investments	67,876,591	12,712,119
Net realized and unrealized gain	58,872,307	13,643,975

Net increase in net assets resulting from operations	$57,132,503	$13,561,094

[1]	Includes non-recurring dividends of $398,852 and $119,553 for AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended September 30,

	AMG Managers Brandywine Fund		AMG Managers Brandywine Blue Fund
	2016	2015	2016	2015
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(1,739,804)	$842,188	$(82,881)	$591,314
Net realized gain (loss) on investments	(9,004,284)	117,270,561	931,856	24,081,566
Net change in unrealized appreciation (depreciation) of investments	67,876,591	(82,922,251)	12,712,119	(19,411,528)
Net increase in net assets resulting from operations	57,132,503	35,190,498	13,561,094	5,261,352
Distributions to Shareholders:
From net investment income	—	—	(403,233)	—
Total distributions to shareholders	—	—	(403,233)	—
Capital Share Transactions:
Proceeds from sale of shares	2,672,006	45,582,971	1,687,155	13,063,277
Reinvestment of dividends and distributions	—	—	373,025	—
Cost of shares repurchased	(98,222,751)	(120,633,417)	(27,445,759)	(65,084,718)
Net decrease from capital share transactions	(95,550,745)	(75,050,446)	(25,385,579)	(52,021,441)

Total decrease in net assets	(38,418,242)	(39,859,948)	(12,227,718)	(46,760,089)
Net Assets:
Beginning of year	759,184,591	799,044,539	169,180,468	215,940,557
End of year	$720,766,349	$759,184,591	$156,952,750	$169,180,468
End of year undistributed (accumulated) net investment income (loss)	$(1,637,305)	—	$(172,678)	$283,385

Share Transactions:
Sale of shares	76,221	1,282,255	48,842	362,186
Reinvested shares from dividends and distributions	—	—	10,473	—
Shares repurchased	(2,795,333)	(3,332,982)	(785,787)	(1,823,138)
Net decrease in shares	(2,719,112)	(2,050,727)	(726,472)	(1,460,952)

The accompanying notes are an integral part of these financial statements.

AMG Managers Brandywine Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
	2016	2015	2014[4]	2013	2012
Net Asset Value, Beginning of Year	$34.54	$33.25	$28.75	$24.62	$21.38
Income (loss) from Investment Operations:
Net investment income (loss)[1]	(0.08)[2]	0.04 [3]	(0.12)	(0.03)	(0.05)
Net realized and unrealized gain on investments	2.96	1.25	4.62	4.16	3.29
Total income from investment operations	2.88	1.29	4.50	4.13	3.24
Net Asset Value, End of Year	$37.42	$34.54	$33.25	$28.75	$24.62
Total Return	8.34%	3.88%	15.65%	16.77%	15.15%
Ratio of total expenses to average net assets	1.11%	1.10%	1.10%	1.11%[5]	1.08%
Ratio of net investment income (loss) to average net assets	(0.24)%	0.10%	(0.37)%	(0.12)%	(0.23)%
Portfolio turnover	185%	190%	219%	214%	256%
Net assets at end of year (000’s omitted)	$720,766	$759,185	$799,045	$816,222	$1,062,544

AMG Managers Brandywine Blue Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
	2016	2015	2014[4]	2013	2012
Net Asset Value, Beginning of Year	$33.95	$33.51	$30.01	$25.00	$21.50
Income (loss) from Investment Operations:
Net investment income (loss)[1]	(0.02)[2]	0.10 [3]	(0.03)	0.12	(0.11)
Net realized and unrealized gain on investments	3.02	0.34	3.53	4.89	3.61
Total income from investment operations	3.00	0.44	3.50	5.01	3.50
Distributions to Shareholders from:
Net investment income	(0.08)	—	—	—	—
Net Asset Value, End of Year	$36.87	$33.95	$33.51	$30.01	$25.00
Total Return	8.86%	1.31%	11.66%	20.04%	16.28%
Ratio of total expenses to average net assets	1.20%	1.20%	1.19%	1.22%[5]	1.23%
Ratio of net investment income (loss) to average net assets	(0.05)%	0.29%	(0.11)%	0.45%	(0.46)%
Portfolio turnover	139%	156%	182%	202%	243%
Net assets at end of year (000’s omitted)	$156,953	$169,180	$215,941	$278,620	$627,622

Notes to Financial Highlights

[1]	Per share numbers have been calculated using average shares
[2]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been ($0.10) and (0.04) for AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund, respectively.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been ($0.07) and ($0.08) for the AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund, respectively.
[4]	At the start of business October 1, 2013, AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund were each reorganized into a respective fund of AMG Funds I.
[5]	Interest expense is less than 0.005% of average net assets.

Notes to Financial Statements

September 30, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Managers Brandywine Fund (“Brandywine”) and AMG Managers Brandywine Blue Fund (“Brandywine Blue”), each a “Fund” and collectively the “Funds.”

Effective October 1, 2016, each Fund’s sole class was renamed to Class S shares. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio instrument to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio instrument is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

24

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent adjustments were the result of a distribution in excess and a net operating loss write off. Temporary adjustments were due to post October loss deferrals, qualified late year ordinary losses and wash sales.

As of September 30, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Brandywine		Brandywine Blue
Capital loss carryforward	$511,170,558	*	$991,735,820	*
Undistributed ordinary income	—		—
Undistributed short-term capital gains	—		—
Undistributed long-term capital gains	—		—
Late-year loss deferral	31,323,711		6,264,635

*	Includes realized losses of $5,350,794 and $675,398 for Brandywine and Brandywine Blue, respectively, relating to sales of each portfolio made from September 5 to September 30, 2016, that may be deferred, as wash sales under the internal Revenue Code, if repurchased within 30 days. Such deferrals may decrease each Fund’s capital loss carryforward for tax purposes as shown above.

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of September 30, 2016, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which

25

Notes to Financial Statements (continued)

generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2016, the Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amount		Expires
Fund	Short-Term	Long-Term	September 30,
Brandywine
(Pre-Enactment)	$8,026,349	—	2017
(Pre-Enactment)	503,144,209	—	2018

Totals	$511,170,558	—

Brandywine Blue
(Pre-Enactment)	$795,849,588	—	2017
(Pre-Enactment)	195,886,232	—	2018

Totals	$991,735,820	—

For the fiscal year ended September 30, 2016, the Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
	Short-Term	Long-Term
Brandywine Fund	$21,210,761	—
Brandywine Blue Fund	7,317,547	—

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

At September 30, 2016, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Brandywine Blue - two collectively own 25%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At September 30, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for Brandywine was $6,142,391.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distributor arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Friess Associates, LLC (“Friess”) through a subadvisory agreement between the Investment Manager and Friess relating to each Fund, and Friess Associates of Delaware, LLC (“Friess of Delaware”) through a sub-subadvisor agreement among the Investment Manager, Friess and Friess of Delaware relating to each Fund.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2016, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Brandywine	1.00%
Brandywine Blue	1.00%

Effective October 1, 2016, the new annual rate for the investment management fees will be 0.88% of each Fund’s respective average daily net assets.

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder

26

Notes to Financial Statements (continued)

services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as intermediary with the Funds’ shareholders. The Funds pay a fee to the Administrator at the rate of 0.03% of each Fund’s average daily net assets for the first $300 million of assets under management, 0.025% for the next $200 million, and 0.02% on amounts in excess of $500 million per annum, subject to a $40,000 annual minimum. Effective October 1, 2016, the new annual rate for each Fund will be 0.15% of the Fund’s average daily net assets, which is not subject to an annual minimum. The Administrator is contractually obligated to waive a portion of the administration fee in an amount equal to an annual rate of 0.004% of the Fund’s average daily net assets through October 1, 2018.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. Each Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum rate of 0.20% per annum of average daily net assets. The impact on the annualized expense ratio for the fiscal year ended September 30, 2016, for Brandywine and Brandywine Blue was 0.02% and 0.06%, respectively. Effective October 1, 2016, each Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum rate of 0.15% per annum of average daily net assets.

The Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family and other affiliated funds. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG, and/or the Distributor.

The Securities and Exchange Commission has granted an exemptive order that permits the funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended September 30, 2016, the Funds neither borrowed from nor lent to other Funds in the AMG Funds family.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2016, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Brandywine	$1,297,925,228	$1,397,240,781
Brandywine Blue	214,738,840	242,222,648

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2016.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At September 30, 2016, the value of the securities loaned and cash collateral received were as follows:

Fund	Securities Loaned	Cash Collateral Received
Brandywine	$2,097,202	$6,142,391

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future

27

Notes to Financial Statements (continued)

claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements which are subject to a master netting agreement as of September 30, 2016:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Brandywine
Cantor Fitzgerald Securities, Inc.	$2,288,533	$2,288,533	—	—
Daiwa Capital Markets America	1,458,867	1,458,867	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	44,491	44,491	—	—
State of Wisconsin Investment Board	2,350,500	2,350,500	—	—

Totals	$6,142,391	$6,142,391	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015/2016 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, both AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund hereby designate $0 as a capital gain distribution with respect to the taxable fiscal year ended September 30, 2016, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF AMG MANAGERS BRANDYWINE FUND AND AMG MANAGERS BRANDYWINE BLUE FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund (the “Funds”) at September 30, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

29

Annual Renewal of Investment Management and Subadvisory Agreements (unaudited)

AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund: Approval of Investment Management, Subadvisory and Sub-Subadvisory Agreements on June 22-23, 2016.

At an in-person meeting held on June 22-23, 2016, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund (each, a “Fund”, and collectively, the “Funds”) and separately an amendment, to be effective October 1, 2016, to such Investment Management Agreement for each Fund (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadvisor with respect to each Fund and the Sub-Subadvisory Agreement with the Sub-Subadvisor with respect to each Fund and separately an amendment, to be effective October 1, 2016, to the Subadvisory Agreement with respect to each Fund (collectively, the “Friess Agreements”). The Subadvisor and the Sub-Subadvisor are referred to collectively herein as “Friess.” The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Friess Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and Friess including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for relevant benchmark indices (each, a “Fund Benchmark”) and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 22-23, 2016, regarding the nature, extent and quality of services provided by the Investment

Manager and Friess under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Friess Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of Friess; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising Friess, the Investment Manager: performs periodic detailed analyses and reviews of the performance by Friess of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of Friess’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of Friess and other information regarding Friess, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of Friess responsible for performing Friess’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of Friess and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of Friess; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Friess Agreement and annual consideration of each Friess Agreement thereafter; prepares recommendations with respect to the continued retention of Friess or the replacement of Friess, including at the request of the Board; identifies potential successors to or replacements of Friess or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement. The Trustees also considered the Investment Manager’s risk management processes.

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

For each Fund, the Trustees also reviewed information relating to Friess’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Friess’s organizational and management structure and Friess’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Friess with portfolio management responsibility for the Funds, including the information set forth in the Funds’ prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by Friess in the past; (b) the qualifications and experience of Friess’s personnel; and (c) Friess’s compliance program. The Trustees also took into account the financial condition of Friess with respect to its ability to provide the services required under each Friess Agreement. The Trustees also considered Friess’s risk management processes.

PERFORMANCE

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to Friess’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Friess’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of Friess. The Board was mindful of the Investment Manager’s attention to monitoring Friess’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

ADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor, and, in turn, the Subadvisor is responsible for paying the fees charged by the Fund’s Sub-Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees noted that, effective October 1, 2016, the management fee rate for each Fund will be reduced and the administrative fee rate paid by each Fund will be increased while the shareholder servicing fee rate paid by shares of each Fund will be reduced. The Trustees noted that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from each Fund, but that, effective October 1, 2016, the Investment Manager will pay the Subadvisor a subadvisory fee that is a portion of the advisory fee that it receives from each Fund. The Trustees also considered the amount of the advisory fee that will be retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund effective October 1, 2016. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the Investment Manager and the Subadvisor are paying the fees under the Subadvisory Agreements and Sub-Subadvisory Agreements, respectively, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. The Trustees also noted that the changes in fee rates described above would not cause an increase in total Fund expenses.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the entrepreneurial risk undertaken as Investment Manager and sponsor of the Funds and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for all of the Funds from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current and revised advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising Friess. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time (after noting the fee rate changes made at the meeting). With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the fee payable by the Investment Manager to Friess, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Friess

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Agreements at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with Friess. In addition, the Trustees considered other potential benefits of the subadvisory relationship to Friess, including, among others, the indirect benefits that Friess may receive from its relationship with a Fund, including any so-called “fallout benefits” to Friess, such as reputational value derived from the Subadvisor and Sub-Subadvisor serving as Subadvisor and Sub-Subadvisor, respectively, to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee and, in turn, the sub-subadvisory fees are paid by the Subadvisor. As a consequence of all of the foregoing, the cost of services to be provided by Friess and the profitability to Friess of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by Friess to be a material factor in their deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund, the Investment Manager and Friess.

AMG Managers Brandywine Fund

Fund Performance

Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on October 1, 2013), the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was below, above, below and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees noted the impact of the Fund’s underperformance from 2009 to 2012. The

Trustees also noted that the Fund ranked in the second quintile relative to its Peer Group for the 3-year period and in the third quintile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s performance is being addressed.

Advisory and Subadvisory Fees

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both higher than the average for the Fund’s Peer Group. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and Friess, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and Friess, the Fund’s advisory, subadvisory and sub-subadvisory fees are reasonable.

AMG Managers Brandywine Blue Fund

Fund Performance

Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on October 1, 2013), the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees noted the impact of the Fund’s underperformance. The Trustees concluded that the Fund’s performance is being addressed.

Advisory and Subadvisory Fees

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both higher than the average for the Peer Group. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and Friess, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and Friess, the Fund’s advisory, subadvisory and sub-subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and each Friess Agreement: (a) the Investment Manager and Friess have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Friess Agreements; (b) Friess’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) the Investment Manager and Friess maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Friess Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 22-23, 2016, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Friess Agreements for each Fund.

32

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, CT 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 67
• Oversees 66 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present). Director of The Yacktman Funds (2000-2012).

• Independent Chairman • Trustee since 2000 • Oversees 66 Funds in Fund Complex

William E. Chapman II, 75

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2000	Edward J. Kaier, 71
• Oversees 66 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 52
• Oversees 68 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 66
• Oversees 66 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

• Trustee since 2013	Richard F. Powers III, 70
• Oversees 66 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 2000	Eric Rakowski, 58
• Oversees 68 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 51
• Oversees 68 Funds in Fund Complex	Lecturer, Babson College (2007 – Present).

• Trustee since 2000	Thomas R. Schneeweis, 69
• Oversees 66 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

33

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 64
• Oversees 68 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 48

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present), and AMG Funds IV (2016-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); Chief Executive Officer, President and Principal Executive Officer, Aston Funds (2015-2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present), and AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); Chief Operating Officer, Aston Funds (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 51
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present), and AMG Funds IV (2016-Present); Secretary and Chief Legal Officer, Aston Funds (2015-2016); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 2000 • Principal Financial Officer since 2008

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Principal Financial Officer, AMG Funds IV (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Treasurer, AMG Funds IV (2016-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Chief Financial Officer, AMG Funds IV (2016-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, Aston Funds (2016); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Assistant Treasurer, AMG Funds IV (2016-Present); Assistant Treasurer, Aston Funds (2016); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 49

Chief Compliance Officer, Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Funds (1996-2016); Sarbanes-Oxley Code of Ethics Compliance Officer, Aston Funds (2016); Chief Compliance Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Operating Officer, Aston Funds (2003-2016).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-Present); Anti-Money Laundering Compliance Officer, Aston Funds (2016); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2016); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 37

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2010-2016); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Friess Associates, LLC

P.O. Box 576

Jackson, Wyoming 83001

Friess Associates of Delaware, LLC

P.O. Box 4166

Greenville, DE 19807

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

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AFFILIATE SUBADVISED FUNDS

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AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

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First Quadrant, L.P.

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AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

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SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

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AMG GW&K Core Bond

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GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

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AMG Managers Montag & Caldwell Balanced

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EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

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AMG Managers Silvercrest Small Cap

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AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

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Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AR073-0916	| www.amgfunds.com

ANNUAL REPORT

AMG Funds

September 30, 2016

AMG Managers Brandywine Advisors Mid Cap Growth Fund: BWAFX

www.amgfunds.com |	AR077-0916

AMG Funds

Annual Report—September 30, 2016

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, PORTFOLIO STATISTICS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	10

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	11
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	12
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	13
Detail of changes in assets for the past two fiscal years

Financial Highlights	14
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	15
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	21

TRUSTEES AND OFFICERS	24

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Fund family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Managers Brandywine Advisors Mid Cap Growth Fund

DEAR FELLOW SHAREHOLDER:

The U.S. Federal Reserve (the Fed) twice confirmed during the September quarter that it was still not yet ready to nudge interest rates any higher after initiating a rate hike for the first time in nearly a decade back in December. The lack of action contributed to otherwise calm conditions, leaving investors upbeat about the stock market.

AMG Managers Brandywine Advisors Mid Cap Growth Fund grew 3.66 percent in the three months through September. The S&P 500, Russell Midcap® and Russell Midcap® Growth Indexes added 3.85, 4.52 and 4.59 percent, respectively.

Having emerged from early-year concerns about oil prices and global growth, investors carried a mellow mood into the June quarter that, save for a few days of volatility following the vote, persisted through Brexit. Then economic data released during the September quarter were solid enough to rebut fears of a recession without, as it turned out, spurring the Fed into action.

A pattern of orderly optimism developed as the situation unfolded. From the first time on July 8 to the second time on September 9, the S&P 500 Index spent two months — a total of 43 trading days — without a daily move of 1 percent or more during the September quarter.

The Fund’s technology holdings, which represented the largest portfolio position, contributed the most to September-quarter performance. While technology was also the strongest sector within the Russell Midcap® Growth Index, the Fund’s technology holdings outperformed the sector overall, resulting in the most significant contribution to performance relative to the benchmark.

Communications equipment makers Arris International and Ciena Corp. were among the sector’s strongest performers. Arris and Ciena, which both make equipment that’s in demand among telecommunications and cable companies currently in the midst of major broadband infrastructure projects, grew June-quarter earnings 58 and 14 percent, respectively, exceeding the consensus estimate in each instance.

Technology service providers, such as FleetCor Technologies, and semiconductor-related holdings, such as Broadcom Ltd., also played a notable role in the technology sector’s performance contribution. FleetCor, a fuel card issuer and payment processor, exceeded June-quarter estimates and won Speedway’s commercial fleet card contract. Broadcom topped July-quarter expectations with 22 percent earnings growth.

The Fund held just three energy companies during the September quarter, so the sector’s contribution to total return wasn’t as pronounced as technology’s influence. Still, one holding, Chesapeake Energy Corp., posted the Fund’s highest percentage gain and the third largest contribution to total return, helping make the energy sector the second most significant influence on performance versus the Russell Midcap® Growth Index. Investors applauded the natural gas and oil producer for raising 2016 production guidance while leaving its capital spending plans within the company’s previously stated range.

Holdings from the industrial sector comprised the Fund’s second largest concentration of assets and represented an overweight position versus the benchmark. While industrial holdings were just a slight drag on absolute return, they were the most significant detractors from relative performance.

Hertz Global Holdings topped June-quarter expectations, but declined on what we believe should prove to be a fleeting concern. Its competitor, Avis, told investors at a conference late in the September quarter that the company’s European rental car activity was not as good as hoped in August. That doesn’t seem to be news to Hertz, which we believe allowed for such a possibility in its existing guidance. Likewise, Dycom Industries declined amid talk that a Google business unit was exploring fixed wireless solutions for the last leg of broadband delivery, to the home. We believe related fears are overblown considering that particular work is estimated to represent less than 2 percent of Dycom’s revenue.

Health care holdings contributed to absolute performance, but detracted from relative results. Biotechnology companies generated the strongest health care sector returns in the Russell Midcap® Growth Index during the September quarter. Due to a lack of earnings power among companies primarily focused on research and development, the Fund had no exposure to biotechnology during the period – hence the performance edge to the benchmark.

Consumer discretionary holdings weighed on results. The impact of a promotional sales environment was a common theme for notable detractors Coach and Skechers USA. Coach topped June-quarter expectations with 45 percent earnings growth, but its shares declined on details about how fiscal 2017 might be impacted by the company’s efforts to elevate its brand by shrinking its North American wholesale footprint and reducing promotional allowances. Skechers, forced to compete with a distributor’s liquidation of excess athletic footwear inventory, fell short of June-quarter estimates.

For more information on companies that influenced September-quarter performance, please see Roses & Thorns on page 7.

We’re thrilled to be invested alongside you in the AMG Managers Brandywine Funds. Your entire Friess team joins me in sending best wishes.

Scott Gates

Chief Investment Officer

Friess Associates, LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2016	Expense Ratio for the Period	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Expenses Paid During the Period*
AMG Managers Brandywine Advisors Mid Cap Growth Fund
Based on Actual Fund Return	1.15%	$1,000	$1,080	$5.98
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

3

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

The fiscal year began in the wake of the worst quarter for stocks in four years. Concerns about the global economic implications of slowing growth in China brought the U.S. equity market’s third-longest period without a correction to an end in the late summer of 2015. But negative sentiment didn’t linger. October, the first month in the fiscal year through September, was the strongest month for stocks in four years.

The pattern repeated itself more than once during the course of the fiscal year, with stocks moving higher until being derailed by events that appeared to put the long-running bull market at risk. While positive attitudes prevailed over the full fiscal year, defensive positioning and yield-seeking were evident in the underlying detail of index returns. The utilities sector generated the highest return in the Russell Midcap® Growth Index, while returns for the real estate and consumer staples sectors finished third and fourth, respectively.

AMG Managers Brandywine Advisors Mid Cap Growth Fund isolates companies that enjoy above-average earnings prospects, which didn’t fare as well amid multiple periods of economic uncertainty that surfaced during the year. The Fund grew 0.97 percent in the 12 months through September 30, 2016.

The fiscal year began with market indexes rebounding from depressed levels after China spooked markets by devaluing its currency. The most anticipated event of the December quarter, the U.S. Federal Reserve’s (the Fed’s) first move to raise interest rates in nearly a decade, injected some volatility into the final weeks of the quarter. Overall, though, indexes posted solid returns.

The Fund didn’t fare as well, as investors remained skeptical regarding the kind of economically-sensitive companies that populated its growth-focused portfolio. Consumer discretionary and technology holdings, the two largest sector positions, detracted from results versus the Russell Midcap® Growth Index. Limited exposure to consumer staples companies also detracted from relative results as the quarterly advance maintained a defensive streak. Oil prices fell steadily throughout the period. The energy sector was the benchmark’s poorest performing sector, but the Fund maintained minimal exposure to energy companies due to unfavorable earnings trends.

Oil prices fell to a new low early in the March quarter, and related concerns sent stocks sharply lower. Stocks corrected to a new low on February 11, after which the market began reclaiming lost ground as various developments lessened the most pressing concerns of the period. China expressed commitment to stimulus growth, the North American rig count declined and oil prices reversed their slide.

Although the benchmark managed a slight gain for the March quarter, the Fund finished the period with a decline. Industrial holdings, which comprised the third largest position in the Fund, were the most significant detractors from performance relative to the Russell Midcap® Growth Index. The Fund’s biggest commitment, the technology sector, was the next most notable detractor. Health care holdings contributed the most to performance versus the benchmark.

Stocks enjoyed a mostly uneventful spring prior to June, when a majority of U.K. citizens voted to end its nation’s participation in the European Union. Although volatility spiked, reaction to the outcome of the vote didn’t deny stocks positive progress in the June quarter. The three-month period, during which individual-company fundamentals seemed to influence stock prices more than macro developments, represented the Fund’s strongest quarter of the fiscal year.

Reversing a trend from the previous quarter, holdings from the industrial sector emerged as the most significant contributors to performance relative to the benchmark. Consumer-related holdings aided performance as well. Holdings from the technology and financial sectors were top detractors.

The Fed didn’t initiate subsequent interest rate increases in the months that followed its December move. Positive sentiment carried into the September quarter as that trend continued. Technology holdings, which represented the Fund’s largest position, contributed the most to relative performance. Industrial holdings, the second largest position, detracted the most from results.

Over the entire fiscal year, the Fund’s commitment to companies on the economy’s leading edge hampered performance versus the benchmark. Holdings from the technology, industrial and consumer discretionary sectors detracted from relative results as the economic outlook came into question at various points throughout the fiscal year. The Fund’s limited exposure to the energy sector was a notable relative performance contributor.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2016 and is not intended as a forecast or guarantee of future results.

4

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund on September 30, 2006, to a $10,000 investment made in the Russell Midcap® Growth Index, Russell Midcap® Index and S&P 500 Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

The table below shows the average annual total returns for the AMG Managers Brandywine Advisors Mid Cap Growth Fund and the Russell Midcap® Growth Index, Russell Midcap® Index and S&P 500 Index for the same time periods ended September 30, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Brandywine Advisors Mid Cap Growth Fund[2,3,4,5,6]	0.97%	6.53%	0.64%
Russell Midcap® Growth Index[7]	11.24%	15.85%	8.51%
Russell Midcap® Index[8]	14.25%	16.67%	8.32%
S&P 500 Index[9]	15.43%	16.37%	7.24%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions.

Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2016. All returns are in U.S. dollars ($).

[2]	The Fund inception dates and returns for all periods beginning prior to October 1, 2013 reflect performance of the predecessor Fund, Brandywine Advisors Midcap Growth Fund, and was managed by Friess Associates, LLC with the same investment objectives and substantially similar investment policies.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	The Fund’s investment in foreign securities, even though publicly traded in the United States, may involve risks, which are in addition to those inherent in domestic investments.
[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[6]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[7]	The Russell Midcap® Growth Index measures the performance of the Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Index is unmanaged, is not available for investment, and does incur expenses.
[8]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25 percent of the total market capitalization of the Russell 1000® Index. Unlike the Fund, the Index is unmanaged, is not available for investment, and does incur expenses.
[9]	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Fund Snapshots (unaudited)

September 30, 2016

PORTFOLIO BREAKDOWN

Industry (Top Ten)	Brandywine Advisors Mid Cap Growth Fund*	Russell Midcap® Growth Index	Russell Midcap® Index	S&P 500 Index
Data Processing & Outsourced Services	11.3%	1.2%	1.1%	0.3%
Diversified Support Services	7.0%	0.7%	0.3%	0.1%
Semiconductors	5.7%	2.4%	3.3%	3.3%
Oil & Gas Exploration & Production	5.7%	0.7%	4.9%	6.2%
Communications Equipment	5.3%	2.0%	1.2%	1.1%
Home Entertainment Software	5.1%	1.4%	2.0%	2.9%
Packaged Foods & Meats	4.5%	0.1%	0.4%	2.2%
Health Care Facilities	3.5%	3.8%	2.1%	2.6%
Household Products	3.3%	0.2%	0.6%	2.0%
Movies & Entertainment	3.1%	0.9%	0.5%	0.1%
Other Common Stock	42.6%	86.6%	83.6%	79.2%
Cash & Cash Equivalents†	2.9%	0.0%	0.0%	0.0%

*	As a percentage of net assets.
†	Includes Other Assets and Liabilities.

PORTFOLIO MARKET CAPITALIZATION

TOP TEN HOLDINGS

Security Name	% of Net Assets	% Change from Book Cost
VCA, Inc.**	3.5%	38.6%
KAR Auction Services, Inc.**	3.4%	35.5%
Advanced Micro Devices, Inc.	3.4%	26.1%
Church & Dwight Co., Inc.**	3.3%	25.4%
ARRIS International PLC	3.3%	26.9%
FleetCor Technologies, Inc.	3.1%	12.7%
B&G Foods, Inc.	3.1%	11.4%
Live Nation Entertainment, Inc.	3.1%	7.6%
Black Knight Financial Services, Inc., Class A**	3.1%	55.2%
Proofpoint, Inc.	3.0%	5.1%

Top Ten as a Group	32.3%

**	Also Top Ten Holding as of June 30, 2016.

ESTIMATED EARNINGS GROWTH RATE

OF THE FUND’S INVESTMENTS

Forecasted Increase in Earnings Per Share 2016 vs 2015

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Roses and Thorns (unaudited)

Quarter Ending September 30, 2016

$ Gain (in millions)	% Gain	Biggest $ Winners	Reason for Move

$ 1.1	35.2%

ARRIS International PLC (ARRS)

The entertainment and communications technology company grew June-quarter earnings 58 percent, beating consensus expectations. Broadband equipment demand and updated video offerings drove a 38 percent revenue increase. ARRIS reduced product costs, resulting in better-than-expected profit margins.

$ 1.0	27.2%

Advanced Micro Devices Inc. (AMD)

The semiconductor manufacturer exceeded June-quarter revenue growth expectations on strong demand for its graphics chips driven by the gaming console upgrade cycle and new virtual reality applications. The company raised September-quarter earnings guidance, which investors embraced as evidence that the company continued to gain market share in the graphics processing market.

$ 0.9	39.3%

Chesapeake Energy Corp. (CHK)

The natural gas and oil producer’s shares gained in the quarter as Chesapeake raised 2016 production guidance while keeping capital expenditures unchanged. The company also increased its asset divestiture guidance by $550 million in order to reduce balance sheet leverage.

$ 0.6	18.6%

Proofpoint Inc. (PFPT)

The company, which provides cloud-based security services to protect client data, grew June-quarter revenue 41 percent. Proofpoint earned $0.06 per share, up from a $0.09 loss in the year-ago period. The company raised full-year guidance for billings, revenue and earnings, and announced expanded partnerships with companies that offer various software and social media platforms.

$ 0.5	12.7%

FleetCor Technologies Inc. (FLT)

The company, which provides fuel cards to commercial fleets and payment processing services to major gas retailers, among other services, topped the consensus estimate with June-quarter earnings of $1.56 per share. Shares rose as FleetCor approached the closing of its transaction to acquire a Brazilian toll-payment processing company. The company also reported it won Speedway’s commercial fleet card contract, which is expected to benefit 2017 earnings.

$ Loss (in millions)	% Loss	Biggest $ Losers	Reason for Move

$ 0.6	22.4%

The Hain Celestial Group Inc. (HAIN)

The natural food and personal care product maker announced that it would delay reporting June-quarter results due to an audit committee review of concessions granted to certain distributors in the United States. The accounting issue created uncertainty, so we sold Hain to fund a new holding with greater earnings visibility.

$ 0.5	16.3%

Dollar Tree Inc. (DLTR)

The discount retail merchandiser grew July-quarter earnings 189 percent. Shares traded lower after a competitor reported weak store traffic. We expect continued earnings growth as the benefits from Dollar Tree’s Family Dollar store acquisition begin to be realized.

$ 0.5	18.8%

Skechers USA Inc (SKX)

The lifestyle and performance footwear company lost ground in the June quarter as earnings and revenue came in below expectations. Heavy liquidation of excess athletic footwear inventory at a large distributor put pressure on the market. We sold Skechers to fund a new opportunity.

$ 0.4	8.9%

Dycom Industries Inc. (DY)

The contract construction and engineering service provider to major telecommunications companies grew July-quarter earnings 69 percent, topping the consensus estimate. Sales grew 37 percent. Shares came under pressure when the company lowered revenue projections for its recent acquisition, Goodman Networks. Dycom reiterated that it expects to continue benefiting from significant investment related to upgrading broadband infrastructure.

$ 0.3	6.9%

Church & Dwight Co. Inc. (CHD)

The household and personal care product maker grew earnings 19 percent in the June quarter, exceeding the consensus estimate. While Church & Dwight raised targets for operating profit margins and earnings, shares still declined because guidance included increased promotional spending.

All gains/losses are calculated on an average cost basis from June 30, 2016 through September 30, 2016.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2016 and is not intended as a forecast or guarantee of future results.

7

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Schedule of Portfolio Investments

September 30, 2016

Shares		Cost	Value
Common Stocks - 97.1%
Consumer Discretionary
	Apparel, Accessories & Luxury Goods - 2.4%
27,100	Coach, Inc.	$ 1,049,028	$ 990,776
39,650	Columbia Sportswear Co.	2,266,475	2,249,741
	Cable & Satellite - 2.3%
11,216	Charter Communications, Inc., Class A*	2,633,673	3,027,983
	Footwear - 1.8%
101,875	Wolverine World Wide, Inc.	2,493,033	2,346,181
	General Merchandise Stores - 1.9%
32,000	Dollar Tree, Inc.*	2,656,653	2,525,760
	Homebuilding - 2.6%
113,425	D.R. Horton, Inc.	3,140,760	3,425,435
	Leisure Products - 1.8%
60,265	Vista Outdoor, Inc.*	2,386,918	2,402,163
	Movies & Entertainment - 3.1%
148,990	Live Nation Entertainment, Inc.*	3,805,655	4,094,245
	Specialty Stores - 0.9%
22,615	Dick’s Sporting Goods, Inc.	926,187	1,282,723

Total Consumer Discretionary		21,358,382	22,345,007
	This sector is 4.6% above your Fund’s cost.

Consumer Staples
	Household Products - 3.3%
91,620	Church & Dwight Co., Inc.	3,499,882	4,390,430
	Packaged Foods & Meats - 4.5%
83,340	B&G Foods, Inc.	3,678,143	4,098,661
35,975	Pinnacle Foods, Inc.	1,525,363	1,804,866

Total Consumer Staples		8,703,388	10,293,957
	This sector is 18.3% above your Fund’s cost.

Energy
	Oil & Gas Exploration & Production - 5.7%
131,500	Callon Petroleum Co.*	1,953,225	2,064,550
494,325	Chesapeake Energy Corp.*	2,224,839	3,099,418
73,200	Parsley Energy, Inc., Class A*	2,458,181	2,452,932

Total Energy		6,636,245	7,616,900
	This sector is 14.8% above your Fund’s cost.
Financials
	Consumer Finance - 2.0%
96,630	Synchrony Financial	2,929,340	2,705,640
	Property & Casualty Insurance - 2.0%
70,925	FNF Group	2,329,345	2,617,842

Total Financials		5,258,685	5,323,482
	This sector is 1.2% above your Fund’s cost.

Shares		Cost	Value

Health Care
	Health Care Facilities - 3.5%
65,500	VCA, Inc.*	$ 3,307,930	$ 4,583,690
	Life Sciences Tools & Services - 2.2%
18,700	Thermo Fisher Scientific, Inc.	2,472,443	2,974,422

Total Health Care		5,780,373	7,558,112
	This sector is 30.8% above your Fund’s cost.
Industrials
	Building Products - 1.7%
14,345	Lennox International, Inc.	1,955,604	2,252,595
	Construction & Engineering - 2.7%
43,510	Dycom Industries, Inc.*	3,470,493	3,558,248
	Diversified Support Services - 7.0%
20,700	Cintas Corp.	2,351,874	2,330,820
61,645	Healthcare Services Group, Inc.	2,394,163	2,439,909
105,700	KAR Auction Services, Inc.	3,367,813	4,562,012
	Environmental & Facilities Services - 3.0%
53,300	Waste Connections, Inc.	3,491,150	3,981,510
	Industrial Conglomerates - 1.9%
24,000	Carlisle Cos., Inc.	2,490,994	2,461,680
	Railroads - 2.6%
36,790	Kansas City Southern	3,504,144	3,433,243
	Trading Companies & Distributors - 2.1%
66,270	Beacon Roofing Supply, Inc.*	2,568,891	2,787,979
	Trucking - 1.5%
49,555	Hertz Global Holdings, Inc.*	2,244,971	1,990,129

Total Industrials		27,840,097	29,798,125
	This sector is 7.0% above your Fund’s cost.

Information Technology
	Application Software - 2.8%
61,000	Guidewire Software, Inc.*	3,179,225	3,658,780
	Communications Equipment - 5.3%
152,800	ARRIS International PLC*	3,411,522	4,328,824
121,887	Ciena Corp.*	2,341,641	2,657,137
	Data Processing & Outsourced Services - 11.3%
99,895	Black Knight Financial Services, Inc., Class A*,1	2,631,732	4,085,705
24,000	FleetCor Technologies, Inc.*	3,701,298	4,169,520
112,500	Sabre Corp.	2,694,854	3,170,250
63,700	Vantiv, Inc., Class A*	2,940,606	3,584,399
	Home Entertainment Software - 5.1%
66,500	Activision Blizzard, Inc.	2,556,200	2,945,950
45,400	Electronic Arts, Inc.*	3,402,207	3,877,160
	Semiconductors - 5.7%
660,000	Advanced Micro Devices, Inc.*	3,616,833	4,560,600

The accompanying notes are an integral part of these financial statements.

8

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

Shares		Cost	Value
Information Technology (continued)
	Semiconductors - 5.7% (continued)
17,815	Broadcom, Ltd.	$ 1,561,634	$ 3,073,444
	Systems Software - 3.0%
53,400	Proofpoint, Inc.*,1	3,803,810	3,996,990

Total Information Technology		35,841,562	44,108,759
	This sector is 23.1% above your Fund’s cost.
Materials
	Steel - 1.4%
76,000	Steel Dynamics, Inc.	1,835,522	1,899,240
	This sector is 3.5% above your Fund’s cost.

Total Common Stocks		113,254,254	128,943,582

Principal Amount
Short-Term Investments - 5.9%
Commercial Paper - 3.3%
$4,400,000	Autonation, Inc., 0.95%, 10/03/16[2]	4,399,768	$ 4,400,000
Repurchase Agreements - 2.3%[3]
1,000,000	Cantor Fitzgerald Securities, Inc., dated 09/30/16, due 10/03/16, 0.540% total to be received $1,000,045 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 11/01/16 - 08/20/66, totaling $1,020,000)	$ 1,000,000	1,000,000
1,000,000	Daiwa Capital Markets America, dated 09/30/16, due 10/03/16, 0.520% total to be received $1,000,043 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 10/13/16 - 09/09/49, totaling $1,020,000)	1,000,000	1,000,000

Principal Amount		Cost	Value
$ 93,552	Merrill Lynch Pierce Fenner & Smith, Inc., dated 09/30/16, due 10/03/16, 0.500% total to be received $93,556 (collateralized by various U.S. Government Agency Obligations, 2.140% - 6.000%, 03/01/26 - 09/01/46, totaling $95,423)	$ 93,552	$93,552
1,000,000	State of Wisconsin Investment Board, dated 09/30/16, due 10/03/16, 0.600% total to be received $1,000,050 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.375%, 04/15/18 - 09/09/49, totaling $1,020,048)	1,000,000	1,000,000

Total Repurchase Agreements		3,093,552	3,093,552
Other Investment Companies - 0.3%[4]
359,715	Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.30%	359,715	359,715

Total Short-Term Investments		7,853,035	7,853,267

Total Investments - 103.0%		$121,107,289	136,796,849

Other Assets, less Liabilities - (3.0)%			(4,003,345)

Total Net Assets - 100.0%			$132,793,504

The accompanying notes are an integral part of these financial statements.

9

Notes to Schedule of Portfolio Investments

The following footnotes should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $121,472,509 for federal income tax purposes at September 30, 2016, the aggregate gross unrealized appreciation and depreciation were $16,647,350 and $1,323,010, respectively, resulting in net unrealized appreciation of investments of $15,324,340.

*	Non-income producing security.
[1]	Some or all of these securities, amounting to a market value of $3,005,923, or 2.3% of net assets, were out on loan to various brokers.
[2]	Represents yield to maturity at September 30, 2016.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the September 30, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2016: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Brandywine Advisors Mid Cap Growth Fund
Investments in Securities
Common Stocks†	$128,943,582	—	—	$128,943,582
Short-Term Investments
Commercial Paper	—	$4,400,000	—	4,400,000
Repurchase Agreements	—	3,093,552	—	3,093,552
Other Investment Companies	359,715	—	—	359,715

Total Investments in Securities	$129,303,297	$7,493,552	—	$136,796,849

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of September 30, 2016, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

September 30, 2016

Assets:
Investments at value* (including securities on loan valued at $3,005,923)	$136,796,849
Dividends, interest and other receivables	141,016
Receivable for investments sold	27,018
Prepaid expenses	22,326
Receivable from affiliate	2,447
Total assets	136,989,656
Liabilities:
Payable upon return of securities loaned	3,093,552
Payable for investments purchased	925,649
Payable for Fund shares repurchased	280
Accrued expenses:
Investment advisory and management fees	108,780
Administrative fees	3,263
Shareholder servicing fees	3,026
Trustees fees and expenses	2,476
Other	59,126
Total liabilities	4,196,152

Net Assets	$132,793,504

Net Assets Represent:
Paid-in capital	$148,109,276
Accumulated net investment loss	(275,274)
Accumulated net realized loss from investments	(30,730,058)
Net unrealized appreciation of investments	15,689,560
Net Assets	$132,793,504
Shares outstanding	14,210,004
Net asset value, offering and redemption price per share	$9.35
* Investments at cost	$121,107,289

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the fiscal year ended September 30, 2016

Investment Income:
Dividend income	$1,017,037
Securities lending income	25,914
Interest income	65,858
Foreign withholding tax	(1,932)
Total investment income	1,106,877
Expenses:
Investment advisory and management fees	1,349,688
Administrative fees	40,491
Shareholder servicing fees	15,438
Distribution fees	6,243
Professional fees	54,690
Reports to shareholders	30,907
Registration fees	18,519
Custodian fees	12,850
Trustees fees and expenses	9,808
Transfer agent fees	3,656
Miscellaneous	4,569
Total expenses	1,546,859

Net investment loss	(439,982)
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(14,380,438)
Net change in unrealized appreciation (depreciation) of investments	15,124,137
Net realized and unrealized gain	743,699

Net increase in net assets resulting from operations	$303,717

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

For the fiscal years ended September 30,

	2016	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$(439,982)	$430,399
Net realized gain (loss) on investments	(14,380,438)	9,561,931
Net change in unrealized appreciation (depreciation) of investments	15,124,137	(15,157,148)
Net increase (decrease) in net assets resulting from operations	303,717	(5,164,818)
Capital Share Transactions:
Proceeds from sale of shares	333,498	364,434
Cost of shares repurchased	(11,048,641)	(841,589)
Net decrease from capital share transactions	(10,715,143)	(477,155)

Total decrease in net assets	(10,411,426)	(5,641,973)
Net Assets:
Beginning of year	143,204,930	148,846,903
End of year	$132,793,504	$143,204,930
End of year accumulated net investment loss	$(275,274)	—

Share Transactions:
Sale of shares	37,820	36,485
Shares repurchased	(1,292,865)	(86,420)
Net decrease in shares	(1,255,045)	(49,935)

The accompanying notes are an integral part of these financial statements.

13

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
	2016	2015	2014[2]	2013	2012
Net Asset Value, Beginning of Year	$9.26	$9.59	$8.80	$7.63	$6.82
Income (loss) from Investment Operations:
Net investment income (loss)[1]	(0.03)	0.03 [3]	(0.05)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.12	(0.36)	0.84	1.20	0.84
Total income (loss) from investment operations	0.09	(0.33)	0.79	1.18	0.81
Distributions to Shareholders from:
Net investment income	—	—	—	(0.01)	—
Net Asset Value, End of Year	$9.35	$9.26	$9.59	$8.80	$7.63
Total Return	0.97%	(3.44)%	8.98%	15.43%	11.88%
Ratio of total expenses to average net assets	1.15%	1.14%	1.12%	1.22%	1.22%[4]
Ratio of net investment income (loss) to average net assets	(0.33)%	0.28%	(0.54)%	(0.20)%	(0.37)%
Portfolio turnover	195%	204%	249%	235%	266%
Net assets at end of year (000’s omitted)	$132,794	$143,205	$148,847	$137,246	$119,769

Notes to Financial Highlights

[1]	Per share numbers have been calculated using average shares.
[2]	At the start of business October 1, 2013, AMG Managers Brandywine Advisors Midcap Growth Fund was re-organized into a fund of AMG Funds I.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.03).
[4]	Interest expense is less than 0.005% of average net assets.

14

Notes to Financial Statements

September 30, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers Brandywine Advisors Mid Cap Growth Fund (the “Fund”).

Effective October 1, 2016, the Fund’s sole class was renamed to Class N shares. Please refer to a current prospectus for additional information.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than

15

Notes to Financial Statements (continued)

quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively “AMG Funds family”) and other affiliated funds based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The permanent adjustment is the result of a net operating loss write off. Temporary adjustments were due to a post October loss, qualified late year ordinary loss and wash sales.

As of September 30, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$20,966,230	*
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Late-year loss deferral	9,673,883

*	Includes realized losses of $460,280 related to sales of the portfolio made from September 5 to September 30, 2016, that may be deferred, as wash sales under the internal Revenue Code, if repurchased within 30 days. Such deferral may decrease the Fund’s capital loss carryforward for tax purposes as shown above.

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of September 30, 2016, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2016, the Fund had an accumulated net realized capital loss carryover from securities transactions for federal income tax purposes as

16

Notes to Financial Statements (continued)

shown in the following chart. This amount may be used to offset future realized capital gains, if any, through the expiration date listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts
	Short-Term	Long-Term	Expires September 30,
(Pre-Enactment)	$16,308,363	—	2018
(Post-Enactment)	4,657,867	—	Unlimited

Totals	$20,966,230	—

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At September 30, 2016, certain affiliated shareholders of record, individually or collectively, held greater than 10% of the net assets of the Fund as follows: one owns 98%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Additionally, the Fund may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At September 30, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding was $3,093,552.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Friess Associates, LLC (“Friess”) through a subadvisory agreement between the Investment Manager and Friess relating to the Fund, and Friess Associates of Delaware, LLC (“Friess of Delaware”) through a sub-subadvisory agreement among the Investment Manager, Friess and Friess of Delaware relating to the Fund.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2016, the Fund paid an investment management fee at the annual rate of 1.00% of the average daily net assets of the Fund. Effective October 1, 2016, the Fund’s Board approved a new rate of 0.88% of the average net assets of the Fund.

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.03% of the Fund’s average daily net assets for the first $300 million of assets under management, 0.025% for the next $200 million, and 0.02% on amounts in excess of $500 million per annum, subject to a $40,000 annual minimum. Effective October 1, 2016, the new annual rate for the Fund will be 0.15% of the Fund’s average daily net assets, which is not subject to an annual minimum.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Fund in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to reimburse the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan authorizes payments to the Distributors of up to 0.25% annually of the Fund’s average daily net assets attributable to the sale of the Fund’s shares.

17

Notes to Financial Statements (continued)

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum rate of 0.20% per annum of average daily net assets. The impact on the annualized expense ratio for the fiscal year ended September 30, 2016, was 0.01%. Effective October 1, 2016, the Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum rate of 0.15% per annum average daily net assets.

The Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family and other affiliated funds. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended September 30, 2016, the Fund neither borrowed from nor lent to other Funds in the AMG Funds family.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2016, were $251,625,052 and $260,227,569, respectively. There were no purchases or sales of U.S. Government Obligations for the Fund.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program, providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral received on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At September 30, 2016, the value of the securities loaned and cash collateral received was $3,005,923 and $3,093,552, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risk of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

18

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s open repurchase agreements which are subject to a master netting agreement as of September 30, 2016:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	1,000,000	1,000,000	—	—
Merrill Lynch Pierce Fenner & Smith, Inc	93,552	93,552	—	—
State of Wisconsin Investment Board	1,000,000	1,000,000	—	—

Totals	$3,093,552	$3,093,552	—	—

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

TAX INFORMATION (unaudited)

The AMG Managers Brandywine Advisors Mid Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015/2016 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Brandywine Advisors Mid Cap Growth Fund hereby designates $0 as a capital gain distribution with respect to the taxable fiscal year ended September 30, 2016, or if subsequently determined to be different, the net capital gains of such year.

19

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF AMG MANAGERS BRANDYWINE ADVISORS MID CAP GROWTH FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Brandywine Advisors Mid Cap Growth Fund (the “Fund”) at September 30, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

October 21, 2016

20

Annual Renewal of Investment Management and Subadvisory Agreements

AMG Managers Brandywine Advisors Mid Cap Growth Fund: Approval of Investment Management, Subadvisory and Sub-Subadvisory Agreements on June 22-23, 2016

At an in-person meeting held on June 22-23, 2016, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for AMG Managers Brandywine Advisors Mid Cap Growth Fund (the “Fund”) and separately an amendment, to be effective October 1, 2016 to such Investment Management Agreement for the Fund (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadvisor with respect to the Fund and the Sub-Subadvisory Agreement with the Sub-Subadvisor with respect to the Fund and separately an amendment, to be effective October 1, 2016, to the Subadvisory Agreement with respect to the Fund (collectively, the “Friess Agreements”). The Subadvisor and the Sub-Subadvisor are referred to collectively herein as “Friess.” The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Friess Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and Friess including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 22-23, 2016, regarding the nature, extent and quality of services provided by the Investment Manager and Friess under their respective agreements. Prior to voting, the Independent

Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Friess Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Fund and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of Friess; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising Friess, the Investment Manager: performs periodic detailed analyses and reviews of the performance by Friess of its obligations to the Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of Friess’s investment performance with respect to the Fund; prepares and presents periodic reports to the Board regarding the investment performance of Friess and other information regarding Friess, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of Friess responsible for performing Friess’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of Friess and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of Friess; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Friess Agreement and annual consideration of each Friess Agreement thereafter; prepares recommendations with respect to the continued retention of Friess or the replacement of Friess, including at the request of the Board; identifies potential successors to or replacements of Friess or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to Friess’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the

21

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Friess’s organizational and management structure and Friess’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Friess with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by Friess in the past; (b) the qualifications and experience of Friess’s personnel; and (c) Friess’s compliance program. The Trustees also took into account the financial condition of Friess with respect to its ability to provide the services required under each Friess Agreement. The Trustees also considered Friess’s risk management processes.

PERFORMANCE

As noted above, the Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to Friess’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Friess’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of Friess. The Board was mindful of the Investment Manager’s attention to monitoring Friess’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on October 1, 2013), the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31,

2016 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell Midcap® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees noted the impact of the Fund’s underperformance. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor, and, in turn, the Subadvisor is responsible for paying the fees charged by the Fund’s Sub-Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of- managers” fund. The Trustees noted that, effective October 1, 2016, the management fee rate for the Fund will be reduced and the administrative fee rate paid by the Fund will be increased while the shareholder servicing fee rate paid by shares of the Fund will be reduced. The Trustees noted that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund, but that, effective October 1, 2016, the Investment Manager will pay the Subadvisor a subadvisory fee that is a portion of the advisory fee that it receives from the Fund. The Trustees also considered the amount of the advisory fee that will be retained by the Investment Manager after payment of the subadvisory fee effective October 1, 2016. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the Investment Manager and the Subadvisor are paying the fees under the Subadvisory Agreement and Sub-Subadvisory Agreement, respectively, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. The Trustees also noted that the changes in fee rates described above would not cause an increase in total Fund expenses.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the entrepreneurial risk undertaken as Investment Manager and sponsor of the Fund and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting total expenses of the Fund. The Trustees also considered management’s discussion of the current asset level of the Fund, and the impact on profitability of both the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion of the current and revised advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising Friess. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Fund operates in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time (after noting the fee rate changes

22

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

made at the meeting). With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the fee payable by the Investment Manager to Friess, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Friess Agreements at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with Friess. In addition, the Trustees considered other potential benefits of the subadvisory relationship to Friess, including, among others, the indirect benefits that Friess may receive from its relationship with the Fund, including any so-called “fallout benefits” to Friess, such as reputational value derived from the Subadvisor and Sub-Subadvisor serving as Subadvisor and Sub-Subadvisor, respectively, to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee and, in turn, the sub-subadvisory fees are paid by the Subadvisor. As a consequence of all of the foregoing, the cost of services to be provided by Friess and the profitability to Friess of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Fund by Friess to be a material factor in their deliberations at this time.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2016 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and Friess, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and Friess, the Fund’s advisory, subadvisory and sub-subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and each Friess Agreement: (a) the Investment Manager and Friess have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Friess Agreements; (b) Friess’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; and (c) the Investment Manager and Friess maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Friess Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 22-23, 2016, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Friess Agreements for the Fund.

23

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, CT 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 67
• Oversees 66 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present). Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman II, 75
• Trustee since 2000 • Oversees 66 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2000	Edward J. Kaier, 71
• Oversees 66 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 52
• Oversees 68 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 66
• Oversees 66 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

• Trustee since 2013	Richard F. Powers III, 70
• Oversees 66 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 2000	Eric Rakowski, 58
• Oversees 68 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 51
• Oversees 68 Funds in Fund Complex	Lecturer, Babson College (2007 – Present).

• Trustee since 2000	Thomas R. Schneeweis, 69
• Oversees 66 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

24

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 64
• Oversees 68 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2014	Jeffrey T. Cerutti, 48
• Principal Executive Officer since 2014 • Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present), and AMG Funds IV (2016-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); Chief Executive Officer, President and Principal Executive Officer, Aston Funds (2015-2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007	Keitha L. Kinne, 58
Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present), and AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); Chief Operating Officer, Aston Funds (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 51
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present), and AMG Funds IV (2016-Present); Secretary and Chief Legal Officer, Aston Funds (2015-2016); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007	Donald S. Rumery, 58
• Treasurer since 2000 • Principal Financial Officer since 2008	Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Principal Financial Officer, AMG Funds IV (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Treasurer, AMG Funds IV (2016-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Chief Financial Officer, AMG Funds IV (2016-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, Aston Funds (2016); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014	John C. Ball, 40
Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Assistant Treasurer, AMG Funds IV (2016-Present); Assistant Treasurer, Aston Funds (2016); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2016	Gerald F. Dillenburg, 49
Chief Compliance Officer, Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Funds (1996-2016); Sarbanes-Oxley Code of Ethics Compliance Officer, Aston Funds (2016); Chief Compliance Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Operating Officer, Aston Funds (2003-2016).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-Present); Anti-Money Laundering Compliance Officer, Aston Funds (2016); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016	Maureen A. Meredith, 31
Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2016); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016	Diana M. Podgorny, 37
Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2010-2016); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

25

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Friess Associates, LLC

P.O. Box 576

Jackson, Wyoming 83001

Friess Associates of Delaware, LLC

P.O. Box 4166

Greenville, DE 19807

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Anchor Capital Enhanced Equity

Anchor Capital Advisors LLC

AMG Managers Lake Partners LASSO Alternatives

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AR077-0916	| www.amgfunds.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG Managers Brandywine Fund	$40,349	$50,334
AMG Managers Brandywine Blue Fund	$36,693	$40,322
AMG Managers Brandywine Advisors Mid Cap Growth Fund	$37,022	$43,046

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG Managers Brandywine Fund	$7,225	$6,985
AMG Managers Brandywine Blue Fund	$7,225	$6,985
AMG Managers Brandywine Advisors Mid Cap Growth Fund	$7,225	$6,985

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2016 and 2015 for non-audit services rendered to the Funds and Fund Service Providers were $54,075 and $314,105, respectively. For the fiscal year ended September 30, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $48,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS I

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: October 31, 2016

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date: October 31, 2016